UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 2, 2004


                                   MFRI, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      0-18370                             36-3922969
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(State or Other                (Commission                         (IRS Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)


7720 Lehigh Avenue, Niles, Illinois                                        60714
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (847) 966-1000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

|_|  Written communications  pursuant to Rule 425 under the  Securities
     Act (17 CFR 230.425)
|_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Change in Registrant's Certifying Accountant.

     On December 2, 2004, upon recommendation and authorization from the Audit Committee of the Board of Directors of MFRI, Inc. (the "Company" or the
"Registrant"), the Company decided to engage Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accounting firm commencing with the audit for its fiscal year ending January 31, 2005. Deloitte & Touche LLP will continue as the Company's independent registered public accounting firm through the filing of the Company's quarterly report on Form 10Q for the quarter ended October 31, 2004.

     During the two fiscal years ended January 31, 2004 and during the fiscal year ended January 31, 2005 through the date of this Form 8-K, the Company did not consult Grant Thornton with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(3)(i) and (ii) of Regulation S-K.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 2, 2004 the Company's Board of Directors elected Executive Vice President Bradley E. Mautner, age 48, to the position of President and to the newly created position of Chief Operating Officer. In his new position, Mr.
Mautner will be responsible for the Company's day to day operations. The Company's Chairman, David Unger, retains his responsibilities as Chief Executive Officer and will devote his attention to special projects, corporate strategy and longer term considerations.

     Mr. Mautner has been employed by the Company and its predecessors in various executive and administrative capacities since 1978, has served as Executive Vice President since December 2002, was Vice President of the Company from December 1996 through December 2002 and has been a director of the Company since 1995. From 1994 to the consummation of the merger with Midwesco, Inc. ("Old Midwesco") in December 1996, he served as President of Old Midwesco, and since December 30, 1996 he has served as Chief Executive Officer of New Midwesco, Inc. ("New Midwesco"), the company which succeeded to the non-Thermal Care business of Old Midwesco. In addition, since February 1996, he served as the Chief Executive Officer of Midwesco Services, Inc. which was 50% owned by New Midwesco until May 19, 2000, at which time it became a wholly owned subsidiary of New Midwesco. On November 17, 2000, Midwesco Services, Inc. was merged into New Midwesco. From February 1988 to January 1996, he served as the President of Mid Res Inc. (predecessor to Midwesco Services, Inc.).

     Mr. Mautner is the son of Henry M. Mautner, a director and Vice Chairman of the Board of Directors of the Company.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MFRI, INC.
                                              (Registrant)


Date: December 7, 2004                    By: __________________________________
                                              Michael D. Bennett
                                              Vice President